Blackstone Senior Floating Rate Term Fund

Portfolio of Investments

March 31, 2022 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 129.13%
Aerospace & Defense - 3.48%
Amentum Government Services Holdings LLC, First Lien Term Loan, 6M US L + 4.00%, 02/15/2029	$976,531	$970,427
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	1,011,690	1,009,004
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	205,977	205,431
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan, 3M US L + 3.50%, 04/06/2026	569,262	560,959
Dynasty Acquisition Co., Inc., First Lien 2020 B-2 Term Loan, 3M US L + 3.50%, 04/06/2026	306,055	301,591
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026	1,707,199	1,494,866
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	2,330,252	2,318,601
Vertex Aerospace Corp., First Lien Term Loan, 1M US L + 4.00%, 12/06/2028	615,385	614,234
		7,475,113

Air Transport - 2.70%
AAdvantage Loyality IP, Ltd., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 04/20/2028	1,119,016	1,135,801
American Airlines, Inc., First Lien 2018 Replacement Term Loan, 1M US L + 1.75%, 06/27/2025	790,897	746,658
American Airlines, Inc., First Lien 2020 Term Loan, 1M US L + 1.75%, 01/29/2027	245,440	230,407
Global Medical Response, Inc., First Lien 2018 New Term Loan, 3M US L + 4.25%, 1.00% Floor, 03/14/2025	2,349,214	2,338,725
KKR Apple Bidco LLC, Second Lien Initial Term Loan, 1M US L + 5.75%, 0.50% Floor, 09/21/2029	173,714	173,091
United AirLines, Inc., First Lien Class B Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/21/2028	1,187,184	1,175,229
		5,799,911

Automotive - 1.65%
Bright BidCo B.V., First Lien 2018 Refinancing B Term Loan, 3M US L + 3.50%, 1.00% Floor, 06/30/2024	2,117,656	1,282,177
GC EOS Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 08/01/2025	1,350,865	1,338,802
Wheel Pros, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 0.75% Floor, 05/11/2028	961,187	918,987
		3,539,966

Beverage & Tobacco - 1.04%
Bengal Debt Merger Sub, LLC Delayed, First Lien Term Loan, 3M US L + 3.25%, 01/24/2029	85	84
Bengal Debt Merger Sub, LLC, First Lien Term Loan, L + 3.750%, 01/24/2029	1,471	1,450
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	2,285,245	2,233,415
		2,234,949

Brokers, Dealers & Investment Houses - 2.58%
Advisor Group Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 4.50%, 07/31/2026	1,876,437	1,870,874
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/09/2027	1,115,697	1,111,630
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.75%, 0.75% Floor, 04/07/2028	304,000	304,760
Edelman Financial Engines Center LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.50%, 0.75% Floor, 04/07/2028	2,271,279	2,249,044
		5,536,308

Building & Development - 6.10%
Arc Falcon I, Inc., First Lien Term Loan, 3M US L + 3.75%, 09/30/2028	488,662	477,465
C.H.I. Overhead Doors, Inc., First Lien Third Amendment Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 07/31/2025	1,139	1,129
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	1,809,415	1,780,464

	Principal Amount	Value
Building & Development (continued)
Illuminate Merger Sub Corp, First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 07/21/2028	$438,556	$425,086
LBM Acquisition LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	2,178,876	2,129,862
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.75% Floor, 12/28/2027	3,066,806	3,004,105
SRS Distribution, Inc., First Lien 2021 Refinancing Term Loan, 6M US L + 3.50%, 0.50% Floor, 06/02/2028	588,249	581,878
SRS Distribution, Inc., First Lien Term Loan, 6M US L + 3.50%, 06/02/2028	486,957	481,783
Tutor Perini Corp., First Lien B Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/18/2027	1,601,677	1,576,651
United Site Cov-Lite, First Lien Term Loan, 3M US L + 4.25%, 12/15/2028	1,093,151	1,084,859
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/19/2027	1,576,815	1,562,686
		13,105,968

Business Equipment & Services - 20.55%
Access CIG LLC, First Lien B Term Loan, 3M US L + 3.75%, 02/27/2025	1,467,817	1,448,354
Access CIG LLC, Second Lien Initial Term Loan, 3M US L + 7.75%, 02/27/2026	1,074,290	1,068,247
Aegion Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 05/17/2028	593,476	591,250
AG Group Holdings, Inc., First Lien Term Loan, 1M US L + 4.25%, 12/29/2028	560,584	558,835
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M US L + 3.75%, 0.50% Floor, 05/12/2028	2,079,488	2,050,334
Anticimex International AB, First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 11/16/2028	1,268,688	1,251,636
AqGen Island Holdings, Inc., First Lien Term Loan:
3M US L + 3.50%, 08/02/2028	1,126,764	1,119,722
3M US L + 6.50%, 08/02/2029	1,865,513	1,853,854
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 1.00% Floor, 12/28/2024	785,027	767,364
Connectwise, LLC, First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 09/29/2028	537,756	534,933
DG Investment Intermediate Holdings 2, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 3.50%, 0.75% Floor, 03/31/2028	719,460	713,255
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/30/2029	601,071	602,574
Divisions Holding Corp., First Lien B Term Loan, 3M US L + 4.75%, 0.75% Floor, 05/27/2028	552,831	550,067
EAB Global, Inc., First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 08/16/2028	701,835	695,869
Epicor Software Corp., First Lien C Term Loan, 1M US L + 3.25%, 0.75% Floor, 07/30/2027	882,679	876,805
Epicor Software Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 1.00% Floor, 07/31/2028	822,203	841,731
Equiniti Group PLC, First Lien Term Loan, 3M US L + 4.50%, 12/11/2028	349,091	349,382
eResearchTechnology, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/04/2027	770,203	768,520
Foundational Education Group, Inc., First Lien Term Loan, 4M US L + 4.25%, 08/31/2028	585,143	585,146
Garda World Security Corp., First Lien B-2 Term Loan, 1M US L + 4.25%, 10/30/2026	2,151,356	2,130,617
Garda World Security Corp., First Lien Term Loan, 1M US L + 4.25%, 02/01/2029	218,182	216,546
Inmar, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 1.00% Floor, 05/01/2025(b)	1,002,931	997,916
KUEHG Corp, Second Lien Tranche B Term Loan, 3M US L + 8.25%, 1.00% Floor, 08/22/2025	1,444,156	1,442,958
KUEHG Corp., First Lien B-3 Term Loan, 3M US L + 3.75%, 1.00% Floor, 02/21/2025	900,433	888,475
Learning Care Group No. 2, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 03/13/2025	1,434,501	1,415,523
Loyalty Ventures, Inc., First Lien Term Loan, 1M US L + 4.50%, 11/03/2027	600,000	587,001
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	934,528	922,459
McKissock Investment Holdings, LLC, First Lien Term Loan, L + 5.750%, 03/12/2029	922,947	919,486
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 4.75%, 03/27/2026	1,329,450	1,319,652
Mitchell International, Inc., First Lien Term Loan, 3M US L + 3.75%, 10/15/2028	2,329,002	2,294,999
Mitchell International, Inc., Second Lien Term Loan, 3M US L + 6.50%, 10/15/2029	412,371	409,408
Momentive, Inc., First Lien Term Loan, 1M US L + 3.75%, 10/10/2025	1,638,491	1,632,347
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US L + 7.50%, 05/22/2026(b)	1,519,317	1,496,527
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 10/11/2025	1,280,400	1,264,798
Rinchem Company, Inc., First Lien Term Loan, 3M US L + 0.00%, 03/02/2029(b)	514,883	513,596
Sabre GLBL, Inc., First Lien 2021 Other B-1 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	239,777	237,529
Sabre GLBL, Inc., First Lien 2021 Other B-2 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	382,218	378,635

	Principal Amount	Value
Business Equipment & Services (continued)
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 1.00% Floor, 09/03/2026	$305,550	$304,328
Seren BidCo, First Lien Term Loan, 3M US L + 0.00%, 11/16/2028(b)	552,000	548,550
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/12/2028	847,656	839,311
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 3M US L + 3.25%, 0.50% Floor, 02/10/2029	958,471	948,167
TRC Companies, First Lien Term Loan, 1M US L + 3.75%, 12/08/2028	1,130,704	1,115,440
TRC Companies, Second Lien Term Loan, 1M US L + 6.75%, 12/07/2029(b)	713,846	708,492
Virtusa Corp., First Lien Term Loan:
1M US L + 3.75%, 0.75% Floor, 02/11/2028	629,208	624,489
1M US L + 3.75%, 02/15/2029	633,503	629,147
Weld North Education LLC, First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 12/21/2027	2,130,204	2,116,357
		44,130,631

Cable & Satellite Television - 0.23%
Numericable U.S. LLC, First Lien USD TLB-[12] Term Loan, 3M US L + 3.6875%, 01/31/2026	493,557	483,765

Chemical & Plastics - 4.13%
Ascend Performance Materials Operations LLC, First Lien 2021 Refinancing Term Loan, 3M US L + 4.75%, 0.75% Floor, 08/27/2026	2,109,938	2,106,646
CPC Acquisition Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/29/2027	422,425	411,864
DCG Acquisition Corp., First Lien B Term Loan, 1M US L + 4.50%, 09/30/2026	1,514,699	1,492,925
Geon Performance Solutions LLC, First Lien Term Loan, 1M US L + 4.75%, 0.75% Floor, 08/18/2028	393,086	393,088
Hexion Holdings Corp., First Lien Term Loan, L + 5.000%, 03/15/2029	1,033,010	1,012,350
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 0.50% Floor, 08/30/2028	753,945	749,471
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 1.00% Floor, 10/28/2024	1,423,427	1,373,429
Vantage Specialty Chemicals, Inc., First Lien Term Loan, 3M US L + 0.00%, 10/28/2024	640,000	617,520
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 1.00% Floor, 10/27/2025	725,111	702,814
		8,860,107

Clothing & Textiles - 0.42%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.50% Floor, 03/11/2028	944,453	912,578

Conglomerates - 3.27%
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/11/2025	2,077,397	2,057,734
Hunter Douglas Inc., First Lien Term Loan, L + 4.000%, 02/26/2029	1,065,217	1,045,580
Output Services Group, Inc., First Lien B Term Loan, 3M US L + 4.50%, 1.00% Floor, 03/27/2024	588,477	460,301
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	1,336,876	1,300,112
Vaco Holdings, LLC, First Lien Term Loan, 3M US L + 5.00%, 01/21/2029	342,857	341,357
VT Topco, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 08/01/2025	1,831,798	1,807,765
		7,012,849

Containers & Glass Products - 4.13%
Berlin Packaging L.L.C., First Lien Term Loan, 1M US L + 3.75%, 03/11/2028	1,016,635	1,008,756
Charter Next Generation, Inc., First Lien Initial (2021) Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/01/2027	810,217	806,798
Clydesdale Acquisition Holdings, Inc., First Lien Term Loan, L + 4.780%, 03/30/2029	1,916,709	1,887,958
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	251,360	246,726
IBC Capital, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024	620,110	599,696
LABL, Inc., First Lien Term Loan, 1M US L + 5.00%, 10/29/2028	570,000	564,046
ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/03/2025	2,458,029	2,409,483
Ring Container Technologies Group, LLC, First Lien Initial Term Loan, 6M US L + 3.75%, 0.50% Floor, 08/12/2028	572,556	565,402
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 1.00% Floor, 10/31/2025(b)	800,000	460,000
Tekni-Plex, Inc., First Lien Delayed Draw Tem Term Loan, 1M US L + 4.00%, 0.50% Floor, 09/15/2028(c)	27,287	26,992

	Principal Amount	Value
Containers & Glass Products (continued)
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 1M US L + 4.00%, 0.50% Floor, 09/15/2028	$306,052	$302,737
		8,878,594

Diversified Insurance - 0.69%
Acrisure LLC, First Lien 2021-1 Additional Term Loan, 1M US L + 3.75%, 02/15/2027	335,158	333,274
Acrisure LLC, First Lien Term Loan, 1M US L + 4.25%, 02/15/2027	382,603	381,648
NFP Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 02/15/2027	780,986	768,299
		1,483,221

Drugs - 2.20%
Cambrex Corp., First Lien Tranche B-2 Dollar Term Loan, 1M US L + 3.50%, 0.75% Floor, 12/04/2026	1,556,616	1,545,673
Curia Global, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 08/30/2026	1,890,367	1,877,030
LSCS Holdings/Eversana, First Lien Term Loan, 1M US L + 4.50%, 12/16/2028	503,937	499,530
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028	408,184	405,890
Sharp MicCo, LLC, First Lien Term Loan, 3M US L + 4.00%, 12/31/2028(b)	397,419	395,929
		4,724,052

Ecological Services & Equipment - 0.36%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	782,578	768,882

Electronics/Electric - 24.92%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	584,259	584,259
BMC Software, Inc., Second Lien 2nd Lien Term Loan, 1M US L + 5.50%, 0.50% Floor, 02/27/2026	326,531	324,490
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan, 3M US L + 3.75%, 0.50% Floor, 10/02/2025	1,883,172	1,874,547
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	1,363,268	1,351,053
Cloudera, Inc., First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/08/2028	1,305,439	1,291,569
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	2,134,000	2,049,536
CoreLogic, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 06/02/2028	1,858,889	1,841,472
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 0.50% Floor, 06/04/2029	567,442	562,477
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/16/2028	587,705	582,930
CPI International, Inc., Second Lien Initial Term Loan, 3M US L + 7.25%, 1.00% Floor, 07/26/2025(b)	313,530	297,853
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M US L + 7.00%, 02/19/2029	668,275	662,287
Deliver Buyer, Inc., First Lien Term Loan, 3M US L + 5.00%, 05/01/2024	1,591,645	1,591,645
Delta Topco, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/01/2027	1,714,965	1,690,775
ECI Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/09/2027	2,230,061	2,207,760
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	1,582,554	1,541,012
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 02/18/2027	914,231	910,424
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 1M US L + 4.00%, 0.75% Floor, 11/19/2026	2,101,204	2,080,192
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	765,110	758,415
Idera, Inc., First Lien B-1 Term Loan, 4M US L + 3.75%, 0.75% Floor, 03/02/2028	2,810,033	2,765,073
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	1,568,734	1,552,459
Ingram Micro, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/30/2028	754,300	749,020
Internet Brands, Inc., First Lien 2020 June New Term Loan, 1M US L + 3.75%, 1.00% Floor, 09/13/2024	1,795,984	1,779,309
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	252,284	248,500
Ivanti Software, Inc., First Lien Term Loan, 3M US L + 4.25%, 12/01/2027	2,089,500	2,064,687
Ivanti Software, Inc., Second Lien Term Loan, 3M US L + 7.25%, 12/01/2028	537,313	531,940
LI Group Holdings, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/11/2028	731,808	726,781
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.75% Floor, 07/27/2028	1,715,806	1,705,511
McAfee Corp., First Lien Term Loan, 3M US L + 4.00%, 03/01/2029	1,370,413	1,362,704
MH SUB I LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.25%, 02/23/2029	705,038	700,191

	Principal Amount	Value
Electronics/Electric (continued)
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	$1,195,503	$1,152,913
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US L + 5.00%, 1.00% Floor, 11/10/2027	1,663,200	1,658,352
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	815,374	807,346
Project Alpha Intermediate Holding, Inc., First Lien 2021 Refinancing Term Loan, 3M US L + 4.00%, 04/26/2024	2,458,967	2,447,188
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	314,489	313,016
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	1,296,213	1,292,324
Quest Borrower Ltd., First Lien Term Loan, 3M US L + 0.00%, 02/01/2029	1,404,878	1,385,891
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	2,006,584	1,984,642
Rocket Software, Inc., First Lien USD Term Loan, 1M US L + 4.25%, 11/28/2025	628,583	621,512
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 08/14/2026	1,137,500	1,132,808
Sovos Compliance LLC, First Lien Initial Term Loan, 1M US L + 4.50%, 0.50% Floor, 08/11/2028	399,875	399,877
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 3M US L + 6.00%, 10/29/2024	220,863	220,172
Veritas US, Inc., First Lien Dollar B-2021 Term Loan, 3M US L + 5.00%, 1.00% Floor, 09/01/2025	982,964	922,511
Vision Solutions, Inc., First Lien Term Loan, 3M US L + 4.00%, 04/24/2028	2,816,662	2,792,016
		53,519,439

Equipment Leasing - 0.46%
Spin Holdco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/04/2028	1,001,249	995,337

Financial Intermediaries - 2.04%
Apex Group Treasury LLC, First Lien Term Loan, 3M US L + 0.00%, 0.50% Floor, 07/27/2028	269,880	268,025
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028	486,148	482,808
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan, 1M US L + 4.75%, 04/01/2028	1,613,309	1,603,750
Lereta, LLC, First Lien Term Loan, 1M US L + 5.25%, 07/30/2028	552,778	553,814
Pre Paid Legal Services, Inc., First Lien Term Loan, 1M US L + 3.75%, 12/15/2028	1,487,324	1,471,365
		4,379,762

Food Products - 0.54%
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M US L + 5.00%, 1.00% Floor, 12/18/2026	1,174,983	1,161,764

Food Service - 3.17%
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US L + 4.00%, 01/27/2029	1,812,330	1,805,652
Flynn Restaurant, First Lien Term Loan, 1M US L + 4.25%, 12/01/2028	535,843	530,262
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.25%, 1.00% Floor, 04/07/2025	1,944,296	1,903,582
Quidditch Acquisition, Inc., First Lien B Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/21/2025	1,912,916	1,865,093
Tacala Investment Corp., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/05/2027	718,211	709,772
		6,814,361

Food/Drug Retailers - 1.13%
EG Group, Ltd., First Lien Additional Facility Term Loan:
3M US L + 4.00%, 02/07/2025	2,029,146	2,001,600
3M US L + 4.25%, 0.50% Floor, 03/31/2026	222,192	219,526
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	200,521	197,799
		2,418,925

Healthcare - 19.44%
AthenaHealth Group, Inc., First Lien Term Loan, 1M US L + 3.50%, 02/15/2029	1,181,995	1,171,653
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 1M US L + 3.75%, 02/27/2026	2,302,533	2,248,573
Carestream Health, Inc., First Lien 2023 Extended Term Loan, 3M US L + 6.75%, 1.00% Floor, 05/08/2023	158,143	156,561
Carestream Health, Inc., Second Lien 2023 Extended Term Loan, 3M US L + 4.50, 8.00% PIK, 1.00% Floor, 08/08/2023(d)	2,794,137	2,584,576

	Principal Amount	Value
Healthcare (continued)
CHG Healthcare Services, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 09/29/2028	$700,741	$695,486
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 1M US L + 4.00%, 07/01/2026	269,360	265,656
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	1,316,079	1,297,983
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	1,763,599	1,178,675
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	580,556	525,403
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	1,985,761	1,773,115
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 1M US L + 4.00%, 04/30/2025	1,104,931	1,097,236
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	1,392,207	1,386,186
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US L + 3.75%, 0.75% Floor, 04/21/2027	944,295	934,460
Medical Solutions LLC, First Lien Term Loan:
3M US L + 0.00%, 11/01/2028(c)	136,000	135,065
3M US L + 3.50%, 11/01/2028	1,359,687	1,350,339
NAPA Management Services Corp., First Lien Term Loan, 3M US L + 0.00%, 0.75% Floor, 02/23/2029	1,216,000	1,203,080
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	1,151,467	1,150,028
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 0.75% Floor, 02/28/2028	1,406,042	1,397,697
Parexel International Corporation, First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 11/15/2028	751,174	746,614
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	1,228,655	1,218,678
Pediatric Associates Holding Co. LLC, First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 12/29/2028	205,263	203,082
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/14/2025	1,614,693	1,609,147
PetVet Care Centers LLC, Second Lien Initial Term Loan, 1M US L + 6.25%, 02/13/2026	1,120,000	1,116,506
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 1M US L + 3.50%, 03/05/2026	1,300,821	1,288,970
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 0.75% Floor, 03/10/2028	745,371	739,035
Resonetics LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/28/2028	560,438	555,884
Surgery Center Holdings, Inc., First Lien 2021 New Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/31/2026	2,338,459	2,324,148
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 1.00% Floor, 02/06/2024	1,295,010	1,235,575
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	2,037,946	1,915,670
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 3M US L + 4.25%, 10/01/2028	1,146,420	1,140,476
Unified Women’s Healthcare LP, First Lien Initial Term Loan, 1M US L + 4.25%, 0.75% Floor, 12/20/2027	1,651,003	1,638,414
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	2,134,058	2,131,390
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	538,704	508,017
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	1,359,293	1,343,151
Zest Acquisition Corp., Second Lien Initial Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/13/2026(b)	1,500,000	1,492,500
		41,759,029

Home Furnishings - 0.90%
Osmosis Buyer Limited Delayed, First Lien Term Loan, 3M US L + 0.00%, 07/31/2028	148,148	146,806
Osmosis Buyer Limited, First Lien Initial B Term Loan, 1M US L + 4.00%, 0.50% Floor, 07/31/2028	1,138,958	1,129,886
Osmosis Buyer Limited, First Lien Term Loan, 3M US L + 0.00%, 07/31/2028	651,852	645,946
		1,922,638

Industrial Equipment - 5.74%
Apex Tool Group LLC, First Lien Term Loan, 3M US L + 0.00%, 0.50% Floor, 02/08/2029	949,153	926,781
Bettcher Industries, Inc., First Lien Term Loan, 3M US L + 0.00%, 12/14/2028	844,912	832,239
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 05/19/2028	598,000	590,940
FCG Acquisitions, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/31/2028	587,381	578,814

	Principal Amount	Value
Industrial Equipment (continued)
Justrite Safety Group, First Lien Delayed Draw Term Loan, 3M US L + 4.50%, 06/28/2026	$75,559	$71,970
Justrite Safety Group, First Lien Initial Term Loan, 3M US L + 4.50%, 06/28/2026	1,397,781	1,331,386
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	1,360,822	1,332,470
LTI Holdings, Inc., First Lien Term Loan, 1M US L + 4.75%, 07/24/2026	210,000	208,425
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	468,085	460,128
PRO MACH Group, Inc. Delayed, First Lien Delayed Draw Term Loan, 3M US L + 0.00%, 1.00% Floor, 08/31/2028(c)	41,760	41,629
PRO MACH Group, Inc., First Lien Closing Date Initial Term Loan, 3M US L + 4.00%, 1.00% Floor, 08/31/2028	1,626,748	1,621,664
Redwood Star Merger Sub, Inc., First Lien Term Loan, L + 5.000%, 03/16/2029	1,280,000	1,248,531
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 05/28/2026	1,493,079	1,467,697
TK Elevator Midco GmbH, First Lien Facility B1 Term Loan, 3M US L + 3.50%, 0.50% Floor, 07/30/2027	1,630,991	1,618,766
		12,331,440

Insurance - 1.63%
Baldwin Risk Partners, LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 10/14/2027	1,961,242	1,946,533
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	1,080,707	1,070,127
Hyperion Ins/Howden 11/21 Incremental Cov-Lite, First Lien Term Loan, 3M US L + 0.00%, 11/12/2027	320,040	316,889
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 10/26/2026	162,722	160,281
		3,493,830

Leisure Goods/Activities/Movies - 5.50%
Alterra Mountain Company, First Lien Series B-2 Term Loan, 1M US L + 3.50%, 0.50% Floor, 08/17/2028	1,417,039	1,408,183
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 3.00%, 04/22/2026	3,136,056	2,806,896
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 3M US L + 4.25%, 0.75% Floor, 11/26/2026	1,385,448	1,349,662
CE Intermediate I, LLC, First Lien Term Loan, 3M US L + 4.00%, 11/10/2028(b)	871,111	862,400
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 2.50%, 1.00% Floor, 02/28/2025	1,444,613	1,118,730
Crown Finance US, Inc., First Lien Second Amendment Dollar Tranche Term Loan, 3M US L + 2.75%, 09/30/2026	227,290	172,670
Motion Finco LLC, First Lien Facility B1 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	1,228,860	1,210,255
Motion Finco LLC, First Lien Facility B2 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	161,507	159,062
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	1,913,849	1,885,141
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 4.00%, 01/25/2024	875,147	828,931
		11,801,930

Lodging & Casinos - 0.18%
Scientific Games Holdings LP, First Lien Term Loan, L + 4.470%, 02/04/2029	398,750	395,688

Oil & Gas - 0.64%
Freeport LNG, First Lien Term Loan, 3M US L + 0.00%, 12/21/2028	1,384,893	1,376,736

Property & Casualty Insurance - 0.93%
AssuredPartners, Inc., First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 02/12/2027	1,173,150	1,161,425
Polaris Newco LLC, First Lien Dollar Term Loan, 1M US L + 4.00%, 0.50% Floor, 06/02/2028	844,947	839,983
		2,001,408

Publishing - 3.46%
Cengage Learning, Inc., First Lien Term Loan B Term Loan, 3M US L + 4.75%, 07/14/2026	750,128	745,068
Champ Acquisition Corp., First Lien Initial Term Loan, 6M US L + 5.50%, 12/19/2025	1,457,412	1,449,760
Clear Channel Outdoor Holdings, Inc., First Lien B Term Loan, 3M US L + 3.50%, 08/21/2026	1,586,349	1,562,062
McGraw-Hill Education, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/28/2028	1,069,530	1,060,006
Recorded Books, Inc., First Lien 2021 Replacement Term Loan, 1M US L + 4.00%, 08/29/2025	1,346,667	1,338,816

	Principal Amount	Value
Publishing (continued)
Shutterfly LLC, First Lien 2021 Refinancing B Term Loan, 4M US L + 5.00%, 0.75% Floor, 09/25/2026	$1,387,277	$1,279,070
		7,434,782

Retailers (except food & drug) - 0.03%
FBB Holdings III, Inc., Second Lien Initial Term Loan, 3M US L + 7.00%, 01/31/2025(b)(d)	74,440	57,691

Surface Transport - 1.84%
Drive Chassis Holdco LLC, Second Lien 2021 Refinancing B Term Loan, 3M US L + 6.75%, 04/10/2026	1,410,343	1,409,461
Kenan Advantage Group, Inc.,The, First Lien U.S. B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/24/2026	1,250,360	1,235,906
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 07/26/2028	1,321,153	1,310,214
		3,955,581

Telecommunications - 2.96%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/17/2027	2,137,255	2,112,323
Ensono LP, First Lien Initial Term Loan, 6M US L + 4.00%, 05/26/2028	1,029,250	1,013,384
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	1,357,177	1,356,756
Zacapa S.A.R.L., First Lien Term Loan, 3M US L + 0.00%, 03/22/2029	1,885,560	1,877,547
		6,360,010

Utilities - 0.09%
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 1.00% Floor, 10/02/2025	281,616	201,724

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $280,493,367)		277,328,969

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 5.52%
Structured Finance Obligations - 5.52%
522 Funding CLO 2021-7, Ltd., 3M US L + 6.22%, 04/23/2034(b)(e)	500,000	471,280
Allegro CLO XII, Ltd., 3M US L + 7.10%, 01/21/2032(b)(e)	1,000,000	970,822
Eaton Vance CLO 2013-1, Ltd., 3M US L + 6.80%, 01/15/2034(b)(e)	500,000	490,251
Elmwood CLO 16, Ltd., 3M US SOFR + 7.22%, 04/20/2034(b)(e)	500,000	494,950
Galaxy 30 Clo, Ltd., 3M US SOFR + 6.95%, 04/15/2035(b)(e)	1,000,000	990,000
Galaxy XXVII CLO, Ltd., 3M US L + 5.78%, 05/16/2031(b)(e)	625,000	594,721
HPS Loan Management CLO 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(b)(e)	834,000	772,498
Magnetite XXXII, Ltd., 3M US SOFR + 6.90%, 04/15/2035(b)(e)	1,000,000	1,000,000
Neuberger Berman CLO XVII, Ltd., 3M US L + 7.20%, 04/22/2029(b)(e)	500,000	480,382
Octagon Investment Partners 43, Ltd., 3M US L + 6.60%, 10/25/2032(b)(e)	500,000	488,410
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M US SOFR + 7.29%, 04/20/2035(b)(e)	1,000,000	999,959
PPM CLO 3, Ltd., 3M US L + 6.61%, 04/17/2034(b)(e)	500,000	483,553
Rad CLO 2, Ltd., 3M US L + 6.00%, 10/15/2031(b)(e)	750,000	738,555
Rad CLO 5, Ltd., 3M US L + 6.70%, 07/24/2032(b)(e)	500,000	492,627
Romark CLO IV, Ltd., 3M US L + 6.95%, 07/10/2034(b)(e)	1,000,000	937,850
Sound Point CLO XXXII, Ltd., 3M US L + 6.70%, 10/25/2034(b)(e)	1,000,000	967,646
Wellfleet CLO 2020-1, Ltd., 3M US L + 7.24%, 04/15/2033(b)(e)	500,000	490,248
		11,863,752

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $12,105,839)		11,863,752

CORPORATE BONDS - 10.02%
Aerospace & Defense - 0.58%
Bombardier, Inc., 7.875%, 04/15/2027(e)	390,000	382,290
Howmet Aerospace, Inc., 5.900%, 02/01/2027	360,000	386,359
Science Applications International Corp., 4.875%, 04/01/2028(e)	50,000	49,369
Spirit AeroSystems, Inc., 4.600%, 06/15/2028	40,000	37,631

	Principal Amount	Value
Aerospace & Defense (continued)
TransDigm, Inc.:
4.625%, 01/15/2029	$300,000	$280,871
4.875%, 05/01/2029	110,000	103,323
		1,239,843

Air Transport - 0.02%
Air Canada, 3.875%, 08/15/2026(e)	50,000	47,250

Automotive - 0.16%
Allison Transmission, Inc., 3.750%, 01/30/2031(e)	290,000	263,508
Titan International, Inc., 7.000%, 04/30/2028	80,000	80,341
		343,849

Brokers, Dealers & Investment Houses - 0.35%
CVR Energy, Inc., 5.250%, 02/15/2025(e)	200,000	194,477
Icahn Enterprises LP / Icahn Enterprises Finance Corp.:
4.750%, 09/15/2024	120,000	120,698
5.250%, 05/15/2027	310,000	304,761
Navient Corp., 5.625%, 08/01/2033	160,000	135,046
		754,982

Building & Development - 0.14%
Builders FirstSource, Inc., 4.250%, 02/01/2032(e)	60,000	55,970
Howard Hughes Corp.:
4.125%, 02/01/2029(e)	30,000	28,211
4.375%, 02/01/2031(e)	110,000	103,553
Realogy Group LLC / Realogy Co.-Issuer Corp., 5.750%, 01/15/2029(e)	40,000	37,778
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	80,000	79,960
		305,472

Business Equipment & Services - 0.61%
Black Knight InfoServ LLC, 3.625%, 09/01/2028(e)	180,000	170,796
Diebold Inc, Senior Unsecured Bond, 8.500%, 04/15/2024	60,000	57,597
Iron Mountain, Inc.:
4.875%, 09/15/2029(e)	160,000	152,574
4.500%, 02/15/2031(e)	40,000	36,992
5.625%, 07/15/2032(e)	200,000	197,403
Open Text Corp., 3.875%, 02/15/2028(e)	400,000	384,204
TriNet Group, Inc., 3.500%, 03/01/2029(e)	70,000	64,453
Xerox Holdings Corp., 5.500%, 08/15/2028(e)	240,000	234,307
		1,298,326

Cable & Satellite Television - 0.33%
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.000%, 02/01/2028(e)	230,000	228,024
4.250%, 02/01/2031(e)	100,000	90,880
DISH DBS Corp., 7.375%, 07/01/2028	120,000	113,835
Viasat, Inc., 6.500%, 07/15/2028(e)	281,000	270,115
		702,854

Chemical & Plastics - 0.39%
Ashland LLC, 3.375%, 09/01/2031(e)	90,000	79,613
Chemours Co., 4.625%, 11/15/2029(e)	140,000	128,489
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 06/15/2028(e)	80,000	80,108
Methanex Corp., 5.250%, 12/15/2029	290,000	294,900
Nufarm Australia, Ltd. / Nufarm Americas, Inc., 5.000%, 01/27/2030(e)	50,000	49,362
Valvoline, Inc., 4.250%, 02/15/2030(e)	220,000	201,171
		833,643

Conglomerates - 0.25%
Eldorado Gold Corp., 6.250%, 09/01/2029(e)	100,000	100,763
LSB Industries, Inc., 6.250%, 10/15/2028(e)	60,000	60,945
NCR Corp., 5.250%, 10/01/2030(e)	110,000	104,465

	Principal Amount	Value
Conglomerates (continued)
Service Corp. International:
3.375%, 08/15/2030	$60,000	$54,176
4.000%, 05/15/2031	230,000	214,490
		534,839

Containers & Glass Products - 0.21%
Ball Corp., 3.125%, 09/15/2031	150,000	134,385
Sealed Air Corp., 6.875%, 07/15/2033(e)	270,000	308,381
		442,766

Drugs - 0.04%
Bausch Health Cos., Inc., 7.250%, 05/30/2029(e)	100,000	85,480

Ecological Services & Equipment - 0.06%
Stericycle, Inc., 3.875%, 01/15/2029(e)	147,000	136,880

Electronics/Electric - 0.35%
Ciena Corp., 4.000%, 01/31/2030(e)	80,000	77,117
Entegris, Inc., 3.625%, 05/01/2029(e)	140,000	131,167
Fair Isaac Corp., 4.000%, 06/15/2028(e)	250,000	242,480
Seagate HDD Cayman, 5.750%, 12/01/2034	220,000	225,393
TTM Technologies, Inc., 4.000%, 03/01/2029(e)	80,000	74,165
		750,322

Equipment Leasing - 0.05%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.750%, 07/15/2027(e)	100,000	100,020

Financial Intermediaries - 0.38%
Nationstar Mortgage Holdings, Inc.:
5.125%, 12/15/2030(e)	170,000	157,566
5.750%, 11/15/2031(e)	235,000	224,539
PRA Group, Inc., 5.000%, 10/01/2029(e)	120,000	113,954
SS&C Technologies, Inc., 5.500%, 09/30/2027(e)	270,000	272,362
World Acceptance Corp., 7.000%, 11/01/2026(e)	60,000	52,884
		821,305

Food Products - 0.23%
Lamb Weston Holdings, Inc.:
4.875%, 05/15/2028(e)	85,000	85,174
4.125%, 01/31/2030(e)	120,000	112,260
Post Holdings, Inc., 5.625%, 01/15/2028(e)	295,000	290,041
		487,475

Food Service - 0.38%
1011778 BC ULC / New Red Finance, Inc.:
3.875%, 01/15/2028(e)	230,000	218,357
4.375%, 01/15/2028(e)	130,000	125,030
3.500%, 02/15/2029(e)	50,000	46,235
Yum! Brands, Inc.:
4.750%, 01/15/2030(e)	300,000	294,750
3.625%, 03/15/2031	50,000	45,672
4.625%, 01/31/2032	80,000	77,519
		807,563

Food/Drug Retailers - 0.17%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC:
4.625%, 01/15/2027(e)	240,000	232,426
5.875%, 02/15/2028(e)	130,000	129,798
		362,224

Forest Products - 0.14%
Mercer International, Inc., 5.125%, 02/01/2029	210,000	202,899
Resolute Forest Products, Inc., 4.875%, 03/01/2026(e)	60,000	57,810

	Principal Amount	Value
Forest Products (continued)
Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026(e)	$50,000	$47,310
		308,019

Healthcare - 0.57%
Acadia Healthcare Co., Inc., 5.500%, 07/01/2028(e)	70,000	70,437
Charles River Laboratories International, Inc., 4.250%, 05/01/2028(e)	220,000	215,510
DaVita, Inc., 4.625%, 06/01/2030(e)	240,000	224,448
Encompass Health Corp.:
4.750%, 02/01/2030	130,000	125,017
4.625%, 04/01/2031	80,000	75,020
Hologic, Inc., 3.250%, 02/15/2029(e)	140,000	130,905
Tenet Healthcare Corp., 6.125%, 10/01/2028(e)	370,000	376,421
		1,217,758

Industrial Equipment - 0.02%
Ritchie Bros Holdings, Inc., 4.750%, 12/15/2031(e)	50,000	48,831

Insurance - 0.14%
MGIC Investment Corp., 5.250%, 08/15/2028	100,000	98,899
Radian Group, Inc.:
4.500%, 10/01/2024	100,000	100,627
4.875%, 03/15/2027	110,000	110,690
		310,216

Leisure Goods/Activities/Movies - 0.50%
Carnival Corp., 7.625%, 03/01/2026(e)	335,000	337,580
Live Nation Entertainment, Inc., 4.750%, 10/15/2027(e)	370,000	361,405
NCL Corp., Ltd., 5.875%, 02/15/2027(e)	38,000	37,478
Royal Caribbean Cruises, Ltd., 4.250%, 07/01/2026(e)	280,000	260,952
SeaWorld Parks & Entertainment, Inc., 5.250%, 08/15/2029(e)	90,000	86,022
		1,083,437

Lodging & Casinos - 0.41%
CDI Escrow Issuer, Inc., 5.750%, 04/01/2030(e)	28,000	28,315
Churchill Downs, Inc., 4.750%, 01/15/2028(e)	270,000	262,408
Full House Resorts, Inc., 8.250%, 02/15/2028(e)	60,000	61,420
Hilton Domestic Operating Co., Inc., 4.875%, 01/15/2030	420,000	419,874
Travel + Leisure Co., 4.625%, 03/01/2030(e)	120,000	111,828
		883,845

Nonferrous Metals/Minerals - 0.10%
Commercial Metals Co., 3.875%, 02/15/2031	155,000	141,122
SunCoke Energy, Inc., 4.875%, 06/30/2029(e)	80,000	75,520
		216,642

Oil & Gas - 1.82%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 7.875%, 05/15/2026(e)	220,000	238,421
Apache Corp., 5.350%, 07/01/2049	155,000	149,472
Baytex Energy Corp., 8.750%, 04/01/2027(e)	60,000	64,428
Calumet Specialty Products Partners LP / Calumet Finance Corp., 8.125%, 01/15/2027(e)	190,000	176,922
CNX Resources Corp., 6.000%, 01/15/2029(e)	160,000	161,809
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.000%, 02/01/2029(e)	135,000	134,775
EnLink Midstream Partners LP, 5.450%, 06/01/2047	220,000	185,794
Ensign Drilling, Inc., 9.250%, 04/15/2024(e)	60,000	59,337
Global Partners LP / GLP Finance Corp., 7.000%, 08/01/2027	110,000	110,119
Laredo Petroleum, Inc., 9.500%, 01/15/2025	160,000	167,088
Matador Resources Co., 5.875%, 09/15/2026	190,000	193,733
MEG Energy Corp., 5.875%, 02/01/2029(e)	145,000	147,270
Murphy Oil Corp., 6.375%, 07/15/2028	136,000	141,673
Murphy Oil USA, Inc., 3.750%, 02/15/2031(e)	60,000	54,875
Nabors Industries, Ltd., 7.500%, 01/15/2028(e)	150,000	146,557
Northern Oil and Gas, Inc., 8.125%, 03/01/2028(e)	150,000	156,511

	Principal Amount	Value
Oil & Gas (continued)
Occidental Petroleum Corp.:
4.625%, 06/15/2045	$160,000	$155,544
6.600%, 03/15/2046	40,000	47,085
Patterson-UTI Energy, Inc., 5.150%, 11/15/2029	170,000	166,116
PBF Holding Co. LLC / PBF Finance Corp., 6.000%, 02/15/2028	223,000	179,630
Penn Virginia Holdings LLC, 9.250%, 08/15/2026(e)	50,000	52,803
Petrofac, Ltd., 9.750%, 11/15/2026(e)	200,000	183,261
Precision Drilling Corp., 6.875%, 01/15/2029(e)	150,000	152,432
SM Energy Co., 6.750%, 09/15/2026	190,000	195,632
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	140,000	132,258
Transocean, Inc.:
7.250%, 11/01/2025(e)	205,000	178,578
7.500%, 01/15/2026(e)	90,000	78,300
W&T Offshore, Inc., 9.750%, 11/01/2023(e)	100,000	99,653
		3,910,076

Publishing - 0.16%
Clear Channel Outdoor Holdings, Inc., 7.500%, 06/01/2029(e)	300,000	299,709
Gartner, Inc., 3.625%, 06/15/2029(e)	50,000	46,945
		346,654

Radio & Television - 0.24%
Gray Escrow II, Inc., 5.375%, 11/15/2031(e)	120,000	114,900
Scripps Escrow II, Inc., 5.375%, 01/15/2031(e)	40,000	38,355
Sirius XM Radio, Inc., 3.875%, 09/01/2031(e)	300,000	273,503
Urban One, Inc., 7.375%, 02/01/2028(e)	85,000	85,449
		512,207

Real Estate Investment Trust and Real Estate Operating Companies - 0.29%
iStar, Inc., 4.250%, 08/01/2025	140,000	137,968
New Residential Investment Corp., 6.250%, 10/15/2025(e)	110,000	105,765
Starwood Property Trust, Inc., 4.375%, 01/15/2027(e)	390,000	378,825
		622,558

Retailers (except food & drug) - 0.20%
Asbury Automotive Group, Inc., 5.000%, 02/15/2032(e)	230,000	214,112
Bed Bath & Beyond, Inc., 5.165%, 08/01/2044	70,000	49,841
FirstCash, Inc., 4.625%, 09/01/2028(e)	165,000	153,729
		417,682

Steel - 0.32%
Allegheny Technologies, Inc., 5.125%, 10/01/2031	190,000	178,507
Carpenter Technology Corp.:
6.375%, 07/15/2028	50,000	50,264
7.625%, 03/15/2030	100,000	102,521
Cleveland-Cliffs, Inc., 4.875%, 03/01/2031(e)	130,000	128,816
United States Steel Corp.:
6.875%, 03/01/2029	190,000	197,932
6.650%, 06/01/2037	30,000	31,098
		689,138

Surface Transport - 0.11%
Danaos Corp., 8.500%, 03/01/2028(e)	100,000	107,123
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(e)	60,000	58,925
Holly Energy Partners LP / Holly Energy Finance Corp., 5.000%, 02/01/2028(e)	70,000	66,543
		232,591

Telecommunications - 0.12%
Lumen Technologies, Inc., 7.650%, 03/15/2042	75,000	72,529
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030(e)	100,000	90,204
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(e)	110,000	102,703
		265,436

	Principal
	Amount	Value
Utilities - 0.18%
FirstEnergy Corp., 7.375%, 11/15/2031	$140,000	$172,928
Vistra Operations Co. LLC, 4.375%, 05/01/2029(e)	230,000	217,647
		390,575

TOTAL CORPORATE BONDS
(Cost $21,783,132)		21,510,758

	Shares	Value
WARRANTS - 0.00%
Healthcare - 0.00%
Carestream Health expires 12/31/2049 at $0.01(b)	52	–

TOTAL WARRANTS
(Cost $0)		–

Total Investments- 144.67%
(Cost $314,382,338)		310,703,479

Other Assets in Excess of Liabilities - 1.66%		3,560,218

Leverage Facility - (46.33)%		(99,500,000)

Net Assets - 100.00%		$214,763,697

Amounts above are shown as a percentage of net assets as of March 31, 2022.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate
PIK - Payment in-kind
SOFR - Secured Overnight Financing Rate

Reference Rates:
1M US L - 1 Month LIBOR as of March 31, 2022 was 0.45%
3M US L - 3 Month LIBOR as of March 31, 2022 was 0.96%
6M US L - 6 Month LIBOR as of March 31, 2022 was 1.47%
3M US SOFR - 3 Month SOFR as of March 31, 2022 was 0.29%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of March 31, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	A portion of this position was not funded as of March 31, 2022. The Portfolio of Investments records only the funded portion of each position. As of March 31, 2022, the Fund has unfunded delayed draw loans in the amount of $912,888. Fair value of these unfunded delayed draws was $904,761.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $26,535,672, which represented approximately 12.36% of net assets as of March 31, 2022. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

NOTE 1. ORGANIZATION

Blackstone Senior Floating Rate Term Fund (formerly known as Blackstone / GSO Senior Floating Rate Term Fund) (“BSL” or the “Fund”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to Blackstone Liquid Credit Strategies LLC (formerly known as GSO / Blackstone Debt Funds Management LLC) (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL was initially scheduled to dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BSL’s Board of Trustees (the “BSL Board”), with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of BSL by a period of two years or such shorter time as may be determined. The dissolution date of BSL may be extended an unlimited number of times. On March 31, 2017, BSL announced an extension of BSL’s reinvestment period. The extension allows BSL to continue to reinvest proceeds generated by maturities, prepayments and sales of investments until one year prior to BSL’s scheduled dissolution date. On November 17, 2017, BSL’s shareholders approved extending the term of BSL by two years by changing BSL’s scheduled dissolution date from May 31, 2020 to May 31, 2022. On November 18, 2019, the BSL Board approved a proposal to amend BSL's charter to allow an extension of up to five years in length (the “Charter Amendment”). The BSL Board also approved a proposal to extend the term of BSL by five years by changing BSL's scheduled dissolution date from May 31, 2022 to May 31, 2027 (the “Term Extension”). The Charter Amendment and the Term Extension were subject to shareholder approval, which was obtained at a special shareholder meeting held on February 19, 2020.

Investment Objectives: BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in senior secured, floating rate loans (“Senior Loans”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: BSL’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees (collectively, the “Board”). Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of BSL’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following table summarizes the valuation of BSL’s investments under the fair value hierarchy levels as of March 31, 2022:

Blackstone Senior Floating Rate Term Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Business Equipment & Services	$–	$39,865,550	$4,265,081	$44,130,631
Containers & Glass Products	–	8,418,594	460,000	8,878,594
Drugs	–	4,328,123	395,929	4,724,052
Electronics/Electric	–	53,221,586	297,853	53,519,439
Healthcare	–	40,266,529	1,492,500	41,759,029
Leisure Goods/Activities/Movies	–	10,939,530	862,400	11,801,930
Retailers (except food & drug)	–	–	57,691	57,691
Other	–	112,457,603	–	112,457,603
Collateralized Loan Obligation Securities
Structured Finance Obligations	–	–	11,863,752	11,863,752
Corporate Bonds	–	21,510,758	–	21,510,758
Warrants
Healthcare	–	–	–	–
Total	$–	$291,008,273	$19,695,206	$310,703,479

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	$–	$6,965	$–	$6,965
Total	$–	$6,965	$–	$6,965

*	Refer to the Fund's Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which BSL has used Level 3 inputs to determine the fair value are as follows:

Blackstone Senior Floating Rate Term Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Warrants	Unfunded Loan Commitments	Total
Balance as of December 31, 2021	$6,737,603	$6,265,917	$144,751	$(1,298)	$13,146,973
Accrued discount/ premium	2,776	827	-	-	3,603
Realized Gain/(Loss)	20	-	-	-	20
Change in Unrealized Appreciation/(Depreciation)	(63,501)	(179,421)	(144,751)	1,298	(386,375)
Purchases	987,839	6,427,500	-	-	7,415,339
Sales Proceeds	(3,025)	3	-	-	(3,022)
Transfer into Level 3	3,198,908	-	-	-	3,198,908
Transfer out of Level 3	(3,029,166)	(651,074)	-	-	(3,680,240)
Balance as of March 31, 2022	$7,831,454	$$11,863,752	$-	$-	$19,695,206
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2022	$(60,490)	$(179,421)	$(144,751)	$-	$(384,662)

Information about Level 3 fair value measurements as of March 31, 2022:

Blackstone Senior Floating Rate Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Assets
Floating Rate Loan Interests	$7,831,454	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	11,863,752	Third-party vendor pricing service	Broker quotes	N/A
Warrants	-	Performance multiple methodology	EBITDA multiple(a)	4.25x

(a)	As of March 31, 2022, a change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

COVID-19 and Global Economic and Market Conditions: The impact of the novel coronavirus (“COVID-19”) pandemic has rapidly evolved around the globe, causing disruption in the U.S. and global economies. Although the global economy began reopening in 2021 and robust economic activity has supported a continued recovery, the emergence of new variants has contributed to setbacks to the recovery in the U.S. and abroad. The estimates and assumptions underlying the Fund’s financial statements are based on the information available as of March 31, 2022. The estimates and assumptions include judgments about financial market and economic conditions which have changed, and may continue to change, over time.

NOTE 3. SENIOR AND SECURED FLOATING RATE LOANS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in Senior Loans. BSL defines "Managed Assets" as total assets (including any assets attributable to any leverage used) minus the sum of BSL's accrued liabilities (other than liabilities related to the principal amount of leverage). At March 31, 2022, 81.59% of BSL’s Managed Assets were held in Senior Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”), plus a premium or credit spread.

The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. On July 29, 2021, the U.S. Federal Reserve System (“FRS”), in conjunction with the Alternative Reference Rates Committee (“ARRC”), a steering committee comprised of large U.S. financial institutions, formally recommended replacing U.S.-dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”), a new index calculated by short-term repurchase agreements, backed by Treasury securities. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. In many cases, the nominated replacements, as well as other potential replacements, are not complete or ready to implement and require margin adjustments. There is currently no final consensus as to which benchmark rate(s) (along with any adjustment and/or permutation thereof) will replace all or any LIBOR tenors after the discontinuation thereof and there can be no assurance that any such replacement benchmark rate(s) will attain market acceptance. Before LIBOR ceases to exist, we and our portfolio companies may need to amend or restructure our existing LIBOR- based debt instruments and any related hedging arrangements that extend beyond June 30, 2023, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. In addition, from time to time we invest in floating rate loans and investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers we or our funds currently own or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on us, issuers of instruments in which we invest and financial markets generally.

The expected discontinuation of LIBOR could have a significant impact on our business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. In addition, the cessation of LIBOR could:

●	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives that may be included in our assets and liabilities;
●	Require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of documentation to modify the terms of investments;
●	Result in inquiries or other actions from regulators in respect of our preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;
●	Result in disputes, litigation or other actions with portfolio companies, or other counterparties, regarding the interpretation and enforceability of provisions in our LIBOR-based investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;
●	Require the transition and/or development of appropriate systems and analytics to effectively transition our risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and
●	Cause us to incur additional costs in relation to any of the above factors.

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on our business, result of operations, financial condition, and unit price. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of any of the Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At March 31, 2022, BSL had invested $20,927,010 in second lien secured loans. Second lien secured loans are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BSL may acquire Loans through assignments or participations. BSL typically acquires these Loans through assignment, and if BSL acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when BSL must acquire a Loan through a participation.

BSL has invested in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, each fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of each fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of March 31, 2022, BSL had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value
Arc Falcon I, Inc. Delayed Draw Term Loan	$71,516	$69,878
AthenaHealth Group Inc. Delayed Draw Term Loan	200,338	198,585
Boyd Delayed Draw Term Loan	210,526	208,947
Medical Solutions LLC, First Lien Delayed Draw Term Loan	122,988	122,142
Pediatric Associates Holding Company, LLC Delayed Draw Term Loan	31,100	30,770
PRO MACH Group, Inc., First Lien Delayed Draw Term Loan	69,927	69,709
Sovos Compliance, LLC., First Lien Delayed Draw Term Loan	69,228	69,228
Tekni-Plex, Inc. First Lien Delayed Draw Term Loan	16,230	16,055
VT Topco, Inc., First Lien Delayed Draw Term Loan	121,035	119,447
Total	$912,888	$904,761

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with BSL’s valuation policies. For the period ended March 31, 2022, BSL recorded a net increase in unrealized appreciation on unfunded loan commitments totaling $9,160.

NOTE 5. LEVERAGE

The Fund has entered into a Credit Agreement (the “Agreement”) with a bank to borrow money pursuant to a two-year revolving line of credit (“Leverage Facility”) for BSL. BSL entered into an agreement dated October 8, 2014, as amended on October 7, 2015, October 5, 2016, and October 4, 2017, and as further amended and restated on June 20, 2018 and as further amended and restated on October 4, 2019 and as amended on October 2, 2020, October 1, 2021 and November 29, 2021, to borrow up to a limit of $142 million, with $48 million for tranche A loans ("BSL Tranche A Loans") and $94 million for tranche B loans ("BSL Tranche B Loans"). Borrowings under the Agreement are secured by the assets of the Fund.

Interest is charged at a rate of 0.85% above LIBOR for Tranche A Loans, 1.15% above LIBOR for one (1) month interest period Tranche B Loans and 1.00% above LIBOR for three (3), six (6) and nine (9) months interest periods Tranche B Loans, with LIBOR measured for the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable for each of Tranche A Loans and Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the relevant borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable quarterly. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At March 31, 2022, BSL had borrowings outstanding under its Leverage Facility of $99,500,000, at an interest rate of 1.27%. Due to the short term nature of the Agreement, face value approximates fair value at March 31, 2022. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended March 31, 2022, the average borrowings under BSL’s Leverage Facility and the average interest rate were $103,266,667 and 1.19%, respectively.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Fund’s custodian, The Bank of New York Mellon. As of March 31, 2022, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which include the assets purchased through leverage. As of March 31, 2022, BSL’s leverage represented 31.66% of the Fund’s Managed Assets.